UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2016 (January 16, 2016)

Date of Report (Date of earliest event reported)

MASSROOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000- 55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Suite 201, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “our,” or the “Company” refer to the Registrant, MassRoots, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Item 4.01(a) Dismissal of Independent Accountant.

On January 16, 2016, upon the recommendation of the Company’s Audit Committee, the Board of Directors of the Company (the “Board”) determined to terminate its engagement letter with L&L CPAS, PA (“L&L”) and dismiss L&L as its independent registered public accounting firm effective immediately.

During the years ended December 31, 2013 and December 31, 2014 and subsequent interim period through January 16, 2016 (the “Review Period”), there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with L&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L&L, would have caused L&L to make reference on the subject matter of the disagreements in its reports. None of L&L’s audit reports for the years ended December 31, 2014 or 2013 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2013 and December 31, 2014 and through the subsequent interim period through January 16, 2016, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided L&L with a copy of this Form 8-K, and has requested that L&L furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter will be filed on a Form 8-K/A within two business days after the Company’s receipt of the letter.

Item 4.01(b) Engagement of New Independent Accountant.

On January 16, 2016, upon the recommendation of the Company’s Audit Committee, the Board engaged Liggett, Vogt & Webb P.A. (“Ligget Webb”), as its new independent registered public accounting firm effective immediately. Ligget Webb will audit the Company’s financial statements for the fiscal year ended December 31, 2015 and will conduct reviews of the Company’s unaudited quarterly financial statements on an ongoing basis thereafter. .

During the Review Period, neither the Company nor anyone on its behalf consulted with Ligget Webb with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Ligget Webb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (2) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: January 21, 2016	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer